UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                      February 17, 2004 (February 13, 2004)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-21419                25-2753988
       --------------                 -----------             -------------

(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 829-4343

                         Index to Current Report on Form
                          8-K of clickNsettle.com, Inc.
                                February 17, 2004

Item                                                                       Page

Item 12     Disclosure of Results of Operations and Financial Condition    3

Item 99.1   Exhibits                                                       3

            Signatures                                                     4


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

Item 12. Disclosure of Results of Operations and Financial Condition

On February 13, 2004, clickNsettle.com, Inc. ("the Company") announced its results for the quarter and six months ended December 31, 2003. The announcement and attachment are included in Exhibit 99.1.


                  Exhibit List

Exhibit Number    Description
--------------    -----------

    99.1 Press release announcing the Company's results for the quarter and six months ended December 31, 2003.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                               clickNsettle.com, Inc.


                               By: /s/ Roy Israel

                               Name:  Roy Israel
                               Title: Chief Executive Officer and President



                               By: /s/ Patricia Giuliani-Rheaume

                               Name:  Patricia Giuliani-Rheaume
                               Title: Chief Financial Officer and Vice President

Date: February 17, 2004


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